SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2000


                                MICROGRAFX, INC.

             (Exact name of registrant as specified in its charter)


               TEXAS                0-18708                      75-1952080
----------------------------  ----------------------  ------------------------
(State of other jurisdiction (Commission File Number)   (IRS Employer
    incorporation)                                        Identification No.)


505 MILLENNIUM DRIVE,  ALLEN, TEXAS                                       75013
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:           (214) 495-4000
                                                      ----------------------



                                (NOT APPLICABLE)
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)








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ITEM 5.  OTHER EVENTS

The information set forth in the Registrant's news release dated July 3, 2000 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release.

ITEM 7. EXHIBITS

 (c)  Exhibits

     The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

     99      Text of Press Release dated July 3, 2000 issued by Micrografx, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICROGRAFX, INC.
                                                (Registrant)



Date:   July 10, 2000                           By:  /S/ JOHN M. CARRADINE
                                                     ---------------------
                                                      John M. Carradine,
                                                      Chief Financial Officer
                                                      and Treasurer






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